Exhibit 10(clxxiii)
                                AMENDMENT NO. 6
                                     TO THE
            NACCO MATERIALS HANDLING GROUP, INC. PROFIT SHARING PLAN


     NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 6 to the NACCO Materials Handling Group, Inc. Profit Sharing Plan (as amended and restated effective November 1, 1992) (the "Plan"). Except as specifically provided herein, the provisions of this Amendment shall be effective June 30, 1995. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   Section 1


     Section 1.1(47) of the Plan is hereby amended by adding the following sentence to the end thereof:

          "All or a portion of the assets of the Plan may be invested under a master trust arrangement with the assets of the other qualified defined contribution plans of the Controlled Group."


                                   Section 2

     Effective as of January 1, 1995, Section 4.8(1) of the Plan is hereby amended by deleting the phrase "(or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)) and replacing it with the phrase (as adjusted pursuant to Code Section 415(d))."


                                   Section 3

     The third sentence of Section 5.5(2) of the Plan is hereby amended in its entirety to read as follows:

          "The transfer of funds between Investment Funds shall occur as of the Valuation Date that authorized transfer instructions are received by the Trustee."


                                   Section 4

     Section 6.2(1) of the Plan is hereby amended by deleting the phrase "valued as of the last Valuation Date of the month in which his Beneficiary files an application with the Administrative Committee pursuant to Section 6.1" and replacing it with the phrase "valued as of the Valuation Date that authorized distribution instructions are received by the Trustee from the Plan
Administrator following the Beneficiary's filing of an application with the Administrative Committee pursuant to Section 6.1."


                                   Section 5

     Section 6.2(3) of the Plan is hereby amended by deleting the phrase "valued as of the last Valuation Date of the month in which the Beneficiary dies" and replacing it with the phrase "valued as of the Valuation Date that authorized distribution instructions are received by the Trustee from the Plan
Administrator (which shall occur during the month in which the Plan Administrator is made aware of the Beneficiary's death)."


                                   Section 6

     Section 6.3(2) of the Plan is hereby amended in its entirety to read as follows:

          "(2) Distributions pursuant to this Section shall be paid or commence to be paid to a Participant and shall be valued as of the Valuation Date that authorized distribution instructions are received by the Trustee from the Plan Administrator, following the Participant's Termination of Employment and filing of an application pursuant to
          Section 6.1."

                                   Section 7

     The last sentence of Section 6.5 of the Plan is hereby amended by deleting the phrase "the last Valuation Date of the month coincident with or next following the date specified in such order" and replacing it with the phrase "the Valuation Date specified in such order."


                                   Section 8

     Section 6.9(3) of the Plan is hereby amended in its entirety to read as follows:


          "(3) All distributions and withdrawals hereunder shall be valued as of the Valuation Date that authorized distribution instructions are received by the Trustee from the Plan Administrator."


                                   Section 9

     Section 6.10(1) of the Plan is hereby amended by adding the following sentence after the first sentence thereof:

          "Loans made hereunder shall be subject to an origination fee and an annual maintenance fee in an amount determined by the Administrative Committee."

                  Section 6.10(4)d)(v)(B) is hereby amended by deleting the phrase "(or in $1,000 increments)" and replacing it with the phrase "(or in part, with a minimum partial payment of $1,000)."


                  Executed this 30th day of June, 1995.


                                      NACCO MATERIALS HANDLING GROUP, INC.



                                      By:  Charles A. Bittenbender
                                           Assistant Secretary